LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                              SOCIETYPOOL.COM, LLC


         This LIMITED LIABILITY COMPANY AGREEMENT (this  "Agreement"),  dated as
                                                          ---------
of May 10, 2000, is entered into among the parties listed on the signature pages hereof.

                                    RECITALS
                                    --------

         A. On or about May 8, 2000, the Certificate of Formation for SocietyPool.com, LLC, a limited liability company under the laws of the State of Delaware (the "Company"), was filed with the Delaware Secretary of State; and
               -------
         B. The parties hereto desire to adopt and approve a limited liability company agreement for the Company;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto, by this Agreement, set forth the limited liability company agreement for the Company under the laws of the State of Delaware.

                                    ARTICLE 1
                                    ---------
              Certain Defined Terms; Certain Rules of Construction

         1.1      Certain Defined Terms.  As used herein:
         ---

         "Act" means the Delaware  Limited  Liability  Company Act,  codified at
          ---
Delaware code Title 6, Sections 18.101 et seq.
                                       -- ---
         "Adjusted Capital Contribution" means, with respect to Point West as of
          -----------------------------
any date of determination, the Capital Contributions of Point West made pursuant to Section 3.1.1, increased by the amount of the Point West Preferred Return
                    ---------
accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(a)), and reduced by the cumulative amounts distributed to Point
                          -------
West pursuant to Section 6.5.1.

         "Affiliate"  means,  as to any  Person,  any other  Person  directly or
          ---------
indirectly controlling, controlled by, or under common control with such Person. The term "control," as used in the immediately preceding sentence, means the
          -------
possession, whether direct or indirect, of the power to direct or cause the direction of the management and policies of another Person.

         "Agreement" has the meaning set forth in the introduction hereto.
          ---------

         "Bankruptcy"  means:  (a) the filing of an application by a Member with
          ----------
any federal, state or local authority for the appointment of a trustee, receiver, or custodian of such Person's assets; (b) the entry of an order for relief with respect to a Member in proceedings under the federal Bankruptcy Code, as amended or superseded from time to time; (c) the making by a Member of a general assignment for the benefit of creditors for the benefit of all or substantially all of such Member's creditors; or (d) the entry of an order, judgment, or decree by any court of competent jurisdiction appointing a trustee, receiver, or custodian of the assets of a Member due to a Member's insolvency, unless the proceedings and the Person appointed are dismissed within ninety (90) days.

         "Capital Account" means, as to any Member, the capital account that the
          ---------------
Company establishes and maintains for such Member pursuant to Section 3.4.

         "Capital Contribution" means as to any Member, the total amount of cash
          --------------------
and the fair market value of property (including promissory notes or other obligations to contribute cash or property) contributed to the Company by such Member pursuant to Section 3.1 or 3.2.

         "Certificate"  means the  Certificate  of Formation for the Company,  a
          -----------
copy of which is attached hereto as Exhibit A.
                                    ---------

         "Code" means the Internal Revenue Code of 1986 and any applicable
          ----
Regulations thereunder.

         "Company" has the meaning set forth in the recitals hereto.
          -------

         "Dissolution  Event" means, with respect to any Member,  one or more of
          ------------------
the following: (a) the death or insanity of such Member if such Member is at the time party to an employment agreement with the Company; or (b) the Bankruptcy, dissolution, or liquidation of such Member if such Member holds a Voting Interest.

         "Economic  Interest"  means,  as to any  Member  and as of any  date of
          ------------------
determination, such Member's economic rights in the Company, such rights identified as the percentage equal to such Member's "Economic Interest" on
Schedule I attached hereto, as such Schedule I may be amended from time to time in accordance with the provisions hereof.

         "Fiscal Year" means the Company's fiscal year, which is the calendar
          -----------
year.

         "Indemnified Person" has the meaning set forth in Section 10.1.
          ------------------

         "Initial  Membership  Interest" means with respect to any Member,  such
          -----------------------------
Member=s  Membership  Interest as of the  effective  date hereof as set forth on
Schedule I attached hereto.

         "Janes" means Robert M. Janes, an individual. Janes hereby notifies all
          -----
of the other parties hereto that Janes is acquiring and treating his Membership Interest(s) as his sole and separate property and not as part of any community property or otherwise as part of any community estate.

         "Janes Employment  Agreement" means that certain Employment  Agreement,
          ---------------------------
dated as of even date herewith, between Janes and the Company.

         "Kahn" means Paul G. Kahn, an individual.
          ----

         "Kahn Employment  Agreement" means that certain  Employment  Agreement,
          --------------------------
dated as of even date herewith, between Kahn and the Company.

         "Launch  Business  Plan" means a detailed,  written  business  plan and
          ----------------------
budget, prepared by the Chief Executive Officer of the Company and Janes, setting forth, among other things: (a) such officers' recommendations as to the steps the Company should take to launch its products or services; (b) a detailed breakdown of the projected uses of then remaining Company funds; (c) a detailed breakdown of the projected uses of, and the requested amount of, any new funds to be contributed by Point West, the amount of such requested funds not to exceed Three Million Four Hundred Thousand Dollars ($3,400,000); (d) a detailed analysis of any additional funding requirements of the Company; and (e) such officers' detailed business plan, including production and profit estimates and targets/goals.

         "Majority  Voting  Interest" means more than fifty percent (50%) of all
         ---------------------------
Voting Interests.

         "Manager" has the meaning set forth in Section 5.1.2.
          -------

         "Member"  means each Person who:  (a) is an initial  signatory  to this
          ------
Agreement, has been admitted to the Company as a Member in accordance with the Certificate and this Agreement, or is an assignee who has been substituted as a Member (whether as to such Member's Economic Interest or Voting Interest) in accordance with Article 7; and (b) is not the subject of a Dissolution Event.

         "Membership  Interest" means, as to any Member, the percentage interest
          --------------------
set forth opposite the name of such Member under the columns "Member's Economic Interest" and/or "Member's Voting Interest," as applicable, on Schedule I
                                                                      ----------
attached hereto, as such percentage(s) may be adjusted from time to time pursuant to the terms hereof.

         "Net  Profits"  and  "Net  Losses"  means  the  income,   gain,   loss,
          ------------         -----------
deductions, and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with the method of accounting used in the preparation of the Company's partnership tax return filed for federal income tax purposes.

         "Nonrecourse Liability" shall have the meaning set forth in Regulations
          ---------------------
Section 1.752-1(a)(2).

         "Person" means an individual, general partnership, limited partnership,
          ------
limited liability company, corporation, trust, estate, real estate investment trust, association, organization, including a government or political subdivision or an agency or instrumentality thereof, or any other entity.

         "Point  West"  means  Point  West  Capital   Corporation,   a  Delaware
          -----------
corporation.

         "Point  West  Carryforwards"  has the  meaning  set  forth  in  Section
          --------------------------
6.1.2(a).

         "Point West  Preferred  Return"  means for any taxable year (or portion
          -----------------------------
thereof) during the term hereof, an amount equal to a return of seven one-half percent (7.50%) per annum, compounded annually, on the amount of its Adjusted Capital Contribution as of the close of each fiscal year of the Company.

         "Reduction Ratio" means, as of any date of  determination,  a fraction,
          ---------------
the numerator of which is the amount of Capital Contributions made by Point West pursuant to Section 3.1.1 prior to such date, and the denominator of which is the Threshold Contribution Amount.

         "Regulations"  means,  unless the context clearly indicates  otherwise,
          -----------
the federal income tax code regulations currently in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code.

         "Royalty  Agreement"  means that certain  Business  License  Agreement,
          ------------------
dated as of November 1, 1999, between First Life Cooperative, LLC, a New Mexico limited liability company, and CDP, LLC (a/k/a CDP Enterprises, LLC), a New Mexico limited liability company, as amended through and including the date of this Agreement, a copy of which is attached hereto as Exhibit B.
                                                      ---------

         "Securities Act" means the Securities Act of 1933.
          --------------

         "Threshold Contribution Amount" means the sum of: (a) Two Million Seven
          -----------------------------
Hundred Seventy Thousand Dollars ($2,770,000) plus (b) that portion of the Capital Contributions requested in the Launch Business Plan that are actually made by Point West to the Company pursuant to Section 3.1.1(c); provided that, if Point West does not make the Capital Contribution referenced in Section
3.1.1(b), then "Threshold Contribution Amount" shall mean Five Million Six Hundred Seventy Thousand Dollars ($5,670,000).

         "Transaction" has the meaning set forth in Section 7.5.1.
          -----------

         "Transfer Notice" has the meaning set forth in Section 7.5.1.
          ---------------

         "Vested Bonus" means,  as of any date of  determination,  any bonus not
          ------------
yet paid to an employee of the Company to the extent that all conditions precedent to the payment thereof have been satisfied.

         "Voting  Interest"  means,  as to any  Member  and as of  any  date  of
          ----------------
determination, such Member's voting interest in the Company, such interest being the percentage identified as such Member's "Voting Interest" on Schedule I attached hereto, as such Schedule I may be amended from time to time in accordance with the provisions hereof.

         1.2 Certain Rules of Construction. References to the plural include the
             -----------------------------
singular and to the singular include the plural. References to any gender include any other gender. The part includes the whole. The term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, exhibit, and schedule references are to this Agreement unless otherwise indicated. Section, subsection, clause, exhibit, and schedule headings are for convenience of reference only, shall not constitute a part of this Agreement for any other purpose, and shall not affect the construction of this Agreement. Any reference to this Agreement or any other agreement, document, or instrument includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Any reference herein to the Code, the Regulations, the Act, the Securities Act or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned. Each exhibit and schedule attached hereto is incorporated herein by this reference.

                                    ARTICLE 2
                                    =========
                           Organization of the Company
                           ===========================

         2.1  Formation.  Pursuant to the Act, the Members have formed a limited
              ---------
liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement. The rights and liabilities of the Members shall be as provided in the Act, except as specifically modified by this Agreement. If the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, then this Agreement shall, to the extent permitted by the Act, control.

         2.2  Name. The name of the Company shall be "SocietyPool.com, LLC."
              ----

         2.3 Term.  The term of this  Agreement  shall be  co-terminus  with the
             ----
period of duration of the Company provided in the Certificate, unless extended or sooner terminated as hereinafter provided.

         2.4 Office and Agent.  The  principal  place of business of the Company
             ----------------
shall be located at Reno, Nevada or such other place as the Company may determine from time to time. The registered agent shall be as stated in the Certificate or as otherwise determined by the Manager, and the Manager, may, from time to time, change the registered agent (or its office) through appropriate filings with the Delaware Secretary of State.

         2.5 Addresses of the Members and the Manager.  The respective addresses
             ----------------------------------------
for each Member and for the Manager are set forth on Schedule I attached hereto,
                                                     ----------
as such Schedule I may be amended from time to time in accordance with the provisions of this Agreement.

         2.6 Purpose of Company.  The purpose of the Company is to engage in any
             ------------------
lawful activity for which a limited liability company may be organized under the Act. Notwithstanding the foregoing, the Company shall not engage in any business other than that set forth on Exhibit C attached hereto and incorporated herein
                             ---------
by this reference.

                                    ARTICLE 3
                                    =========
                            Contributions to Capital
                            ========================

         3.1  Initial   Capital   Contributions.   Members  shall  make  initial
contributions as follows and shall receive in exchange therefore the Membership Interest set forth opposite such Member=s name on Schedule I attached hereto:
                                                  ----------

                  3.1.1    Initial Point West Contributions.  Subject to Section
                           --------------------------------
         4.4:

                           (a) Point West shall contribute to the Company One Million Seven Hundred Seventy Thousand Dollars ($1,770,000) within five
         (5) calendar days of the execution and delivery of this Agreement by all of the parties listed on the signature pages hereof, which amounts shall be used by the Company for the following purposes: (i) the making of a payment in an amount not to exceed One Hundred Sixty Thousand Dollars ($160,000) under and pursuant to the terms of the Royalty Agreement; (ii) the reimbursement of pre-formation expenses of the Company incurred by Janes and Kahn individually in a maximum aggregate amount not to exceed One Hundred Thousand Dollars ($100,000); (iii) the payment of the legal fees, costs and expenses assumed by the Company under Section 3.6(a); and (iv) the funding of the Company's research and start-up costs in respect of its business operations.

                           (b) Point West may in its sole and absolute discretion (without having any obligation whatsoever) contribute to the Company One Million Dollars ($1,000,000) within fifteen (15) calendar days following receipt by Point West of a detailed, written management report prepared by the Chief Executive Officer and Janes recommending that the Company commence test marketing of its business operations, such funds to be used by the Company to fund such test marketing over a period of approximately two to four months.

                           (c) Point West may in its sole and absolute discretion (without having any obligation whatsoever) contribute to the Company not less than the greater of (i) Two Million Four Hundred Thousand Dollars ($2,400,000) and (ii) the amount requested in the Launch Business Plan (which requested amount shall not exceed Three Million Four Hundred Thousand Dollars ($3,4000,000)) within fifteen
         (15) business days following receipt by Point West of the Launch Business Plan; such funds, if contributed by Point West, shall be used by the Company solely to fund the Company's continuing business operations, including, without limitation, the launch by the Company of its products or services, all in substantial conformance with the Launch Business Plan.

         All such Capital Contributions shall be entitled to earn the Point West Preferred Return pursuant to the terms of this Agreement from and after the date when made.

                  3.1.2  Initial  Contributions  by  Other  Members.  All of the
                         ------------------------------------------
Members listed on the signature page hereof other than Point West shall contribute to the Company all their interest in any agreements, rights, intellectual property, written presentations or other written or electronic materials previously developed or collected by them in respect of the business of the Company. It is agreed by the parties that such property will be deemed to have no value for purposes of Capital Account computations hereunder. The parties hereto acknowledge that Point West has certain proprietary insurance tracking software, which was not developed in respect of the business of the Company, which Point West will lease to the Company for $1.00 per year so long as Point West is the Manager of the Company.

         3.2  Additional  Contributions.  If the Manager or any Member holding a
              -------------------------
Voting Interest determines that additional funds are required or advisable for the operation of the business of the Company, the Manager may (and, upon the written request of any such determining Member holding a Voting Interest, shall) request additional Capital Contributions from the Members holding Economic Interests. Such request shall be in writing and shall indicate the purpose, amount, timing and terms of the additional Capital Contributions being requested and such other information as such Members may reasonably request. For a period of five (5) calendar days following the making of any such request by the Manager, all Members having Economic Interests shall have the opportunity but not the obligation to participate in the making of such Capital Contributions on a pro rata basis in accordance with their Economic Interests; failure by any such Member to respond within such time period shall be deemed to constitute a refusal by such Member to participate in the making of such additional Capital
Contributions.   If,  at  the  time  of  such  request  for  additional  Capital
Contributions, a Member holding an Economic Interest is also employed as an officer of the Company, such Member may, as part or full satisfaction of such Member's share of such additional Capital Contributions, forego all or a part of such Member's salary and/or Vested Bonuses (in each case, net of all taxes that would have otherwise been withheld therefrom) from the Company for the immediately following twelve month period. Except as provided by the immediately following sentence of this Section 3.2 with respect to Capital Contributions made by the Manager or by all or any of the Members under the circumstances described therein, no Capital Contributions in addition to those provided for in
Section 3.1.1 shall be accepted absent approval of the terms thereof by the Members holding 100% of the Voting Interests. If the Members do not consent to or otherwise make the additional Capital Contributions requested by the Manager, then the Manager or any Member(s) may, in its (or their, as applicable) sole discretion, lend or contribute capital to the Company on such terms as it (or they, as applicable) deem(s) appropriate without the consent of any of the other Members so long as: (a) the proponent of such funding plan (the "Proponent") delivers written notice to all Members (and the Manager, if the Manager is not the Proponent) of the amount which it will lend or contribute to the Company, as well as the terms and time period for the making of such loan or contribution; and (b) within forty-five (45) calendar days following the delivery of such written notice, no Member, or no group of Members, notifies the Manager in writing that it or they will lend money to or make Capital Contributions to the Company in the same amount, on the same or more favorable terms and within the same time period set forth in the notice given pursuant to the foregoing clause
(a) (it being understood and agreed that a loan provided at a commercially reasonable rate of interest constitutes "more favorable terms" than a capital contribution resulting in an equity dilution). If a Member or group of Members provides such loan amount or Capital Contributions pursuant to the foregoing clause (b), then the Company shall accept (on the terms and within the time period specified in the writing delivered pursuant to the foregoing clause (b), such loan amount or Capital Contributions in lieu of those proposed by the Proponent. In accordance with Section 3.4, each Member=s Capital Account shall be credited for any additional Capital Contributions made in accordance with this Section 3.2, and the Membership Interests, as reflected on Schedule I,
                                                                     ----------
shall be adjusted if and as agreed upon by the Members (to the extent required hereby) to reflect the new relative Membership Interests of the Members. In no event may the Manager or any Member use the provisions of this Section 3.2 to permit or require an infusion of additional capital which exceeds the reasonable needs of the Company in light of the Company's assets, sources of available funds (if any), and/or expected revenues, costs, expenses or profits (as reflected in the Launch Business Plan or any other business plan or budget adopted by the Company) over the twelve (12) month period immediately following any determination by such Person that additional funds are required or advisable for the operation of the business of the Company, it being understood that this
Section 3.2 is intended to be used to address unanticipated cash flow problems of the Company and not the Company's ordinary capitalization; without limiting the generality of the foregoing, in the event that, prior to the infusion of any capital pursuant to this Section 3.2, such unanticipated cash flow problems of the Company are resolved or are otherwise cured, then neither the Manager nor any Member may provide any capital to the Company pursuant to this Section 3.2.

         3.3 Liability for Promised Contributions. Except as otherwise expressly
             ------------------------------------
provided herein, a Member is obligated for any promise to make a Capital Contribution, even if the Member is unable to perform for any reason (including death or disability).

         3.4 Capital Accounts. The Company shall establish an individual Capital
             ----------------
Account for each Member. If a Member transfers all or a part of such Member's Membership Interest in accordance with this Agreement, then such Member's Capital Account attributable to the transferred Membership Interest shall carry over to the new owner of such Membership Interest. Each Member's Capital Account shall equal the value of the Capital Contribution initially made by it pursuant to Section 3.1 and shall be (a) increased by the amount of (i) Net Profits
                                   ---------
allocated to the Member and (ii) any subsequent Capital Contributions by the Member to the Company in accordance with Section 3.2, and (b) decreased by the
                                                                ---------
amount of (i) Net Losses allocated to the Member and (ii) all cash and property distributed to the Member. Each Capital Account shall be kept in accordance with the applicable Regulations promulgated under Section 704(b) of the Code. No Member has any obligation to restore, or make contributions to the Company to restore, a deficit balance in such Member=s Capital Account.

         3.5 No Interest; Return of Contributions. Except as otherwise expressly
             ------------------------------------
provided in this Agreement, no Member shall be entitled to receive any interest on such Member=s Capital Contributions, and no Member shall have the right to receive the return of any Capital Contribution or any withdrawal from the Company.

         3.6  Organizational  Costs.  Upon the  execution  and  delivery of this
              ---------------------
Agreement by all of the parties hereto, the Company shall: (a) assume the obligations of Janes and/or Kahn in respect of legal fees, costs and expenses incurred by them and related to the development, establishment and/or business of the Company, in an aggregate amount equal to Twenty-Nine Thousand One Hundred Sixty-One and 98/100 Dollars ($29,161.98), which amount the Company shall pay or cause to be paid within thirty (30) calendar days of the execution and delivery of this Agreement by all of the parties hereto so long as all invoices relating to the payment of such amount have been delivered by Janes and Kahn to the Company; and (b) pay or caused to be paid Fifty Thousand Dollars ($50,000) to Janes and Fifty Thousand Dollars ($50,000) to Kahn as reimbursement for their other out-of-pocket expenses incurred in connection with the development and establishment of the Company or advanced by them with respect to the Company on or before the date of execution of this Agreement.

                                    ARTICLE 4
                                    =========
                    Certain Rights and Liabilities of Members
                    =========================================

         4.1 Limited Liability. Except as required under the Act or as expressly
             -----------------
set forth in this Agreement, no Member shall be personally liable for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise.

         4.2 Admission of Additional Members. Subject to Section 4.9 and Article
             -------------------------------
7, the Manager may admit additional members to the Company. Any additional Members shall obtain Membership Interests and will participate in the management, Net Profits, Net Losses, and distributions of the Company on such terms as are provided herein and as may be approved by the Members. Notwithstanding the foregoing, substitute members may only be admitted in accordance with Article 7.

         4.3 Withdrawals or Resignations.  A Member, upon notice to the Company,
             ---------------------------
may withdraw or resign from the Company, but such withdrawal or resignation shall not release such Member from any debts or obligations such Member has to the Company, to the Manager or any other Member. The Voting Interests of a Member who resigns or withdraws shall be allocated to each remaining Member holding a Voting Interest in direct proportion to the ratio that such Member's Voting Interest immediately prior to such allocation bears to the sum of the Voting Interests of all remaining Members immediately prior to such allocation. The Economic Interests of a Member who resigns or withdraws shall be allocated to each remaining Member holding an Economic Interest in direct proportion to the ratio that such Member's Economic Interest immediately prior to such allocation bears to the sum of the Economic Interests of all remaining Members immediately prior to such allocation.

         4.4  Certain Changes to Membership Interests.
              ---------------------------------------

                  4.4.1  Adjustment  of  Membership  Interests.  Notwithstanding
                         -------------------------------------
anything to the contrary contained in Section 7.5, if Point West does not make a Capital Contribution required or permitted to be made by it pursuant to Section
3.1.1 at or above the level specified therein on or before the date on which such contribution is required or permitted to be made, then, on the next succeeding calendar day:

                           (a) (i) Point West's Membership Interest shall automatically be reduced to the product of: (A) its then existing Membership Interest and (B) the Reduction Ratio; and (ii) Point West shall have no further right to make any contributions under Section 3.1.1;

                           (b) if the aggregate Capital Contributions made by Point West on or before such day is less than Two Million Six Hundred Thousand Dollars ($2,600,000), then the Economic Interest of Michael London ("London") will be automatically reduced to an amount equal to the product of (i) such Person's Economic Interests as reflected on
         Schedule I attached hereto on the beginning of such day and (ii) a fraction, the numerator of which shall be the aggregate Capital
         Contributions made by Point West on or before such day and the denominator of which shall be $2,600,000; and

                           (c) the amount, if any, by which the Membership Interest of Point West is reduced pursuant to Section 4.4.1(a) and/or the Economic Interest of London is reduced pursuant to Section 4.4.1(b) shall automatically be allocated as follows: (i) 65 % to Janes; and
         (ii) 35% to Kahn.

         Notwithstanding  anything to the contrary  contained in this Agreement:
(y) if the Voting Interest of Point West, upon application of this Section 4.4.1, is reduced below fifty-one percent (51%), Kahn shall immediately succeed to the position of Manager and Point West shall be deemed to have simultaneously resigned from such position, it being understood and agreed that such appointment of Kahn as Manager shall not, and shall not be deemed to, violate any provision of this Agreement or negate his employment agreement with the Company; and (z) no reduction in the Membership Interest of Point West pursuant to this Section 4.4.1 shall alter the right of Point West to the Point West Preferred Return as to all Capital Contributions made by Point West.

                  4.4.2  Adjustments  and  Amendments to Schedule I. The Manager
                         ------------------------------------------
shall promptly amend Schedule I attached hereto to reflect all changes in Economic Interests or Voting Interests of the Members (irrespective of whether effected pursuant to this Section 4.4 or otherwise).

         4.5  Repurchase  of a Membership  Interest.  Upon the  occurrence  of a
              -------------------------------------
Bankruptcy with respect to any Member (any such occurrence,  a "Subject Event"):
(a) the subject Member's Voting Interest shall automatically terminate; and (b) each remaining Member holding an Economic Interest shall have the right to purchase a portion of the Membership Interest of the subject Member at the fair value thereof on a pro rata basis based on the ratio that such remaining Member's Economic Interests bears to the sum of the Economic Interests of all remaining Members who desire to purchase a portion of the subject Member's Membership Interests. Each Member who desires to purchase a portion of the subject Member's Membership Interests must notify the Manager and the subject Member or such Person's estate or representative, as applicable, of its election to so purchase within ten (10) calendar days of the occurrence of such Subject Event and shall consummate its purchase within forty-five (45) calendar days of such Subject Event. Failure to exercise such right of purchase shall not limit any right of first refusal otherwise available under this Agreement. Each Member acknowledges and agrees that this provision is not unreasonable under the circumstances existing as of the date hereof (or as of the date such Member becomes a party hereto).

         4.6  Transactions  with  the  Company.   Notwithstanding  that  it  may
              --------------------------------
constitute a conflict of interest, any Member, or any of such Member=s Affiliates, may engage in any transaction with the Company (including making loans or causing loans to be made to the Company) so long as: (a) such transaction is not expressly prohibited by this Agreement; (b) the terms and conditions of such transaction, on an overall basis, are fair and reasonable to the Company and are at least as favorable to the Company as those that are generally available from Persons, not Members (or their Affiliates), dealing with the Company on an arms-length basis; (c) the nature of such transaction is fully disclosed to the Members holding Voting Interests; and (d) any such transaction that involves a contract for services is approved by Members holding 66.67% of the Voting Interests and not otherwise the subject of Section 4.5.

         4.7 Remuneration to Members.  Except as otherwise specifically provided
             -----------------------
herein, no Member is entitled to remuneration for acting in the Company business, subject to the entitlement of Members winding up the affairs of the Company to reasonable compensation pursuant to Section 9.3.

         4.8 Members Are Not Agents.  The management of the Company is vested in
             ----------------------
the Manager. The Members shall have no power to participate in the management of the Company except as expressly authorized by this Agreement or the Certificate and except as expressly required by the Act. Unless expressly and duly authorized in writing to do so by the Manager, no Member shall have any power or authority to bind or act on behalf of the Company in any way (as agent or otherwise).

         4.9 Voting Rights.  Except as otherwise  specifically  provided herein,
             -------------
Members shall have no voting, approval, or consent rights. No Member holding Economic Interests but not Voting Interests shall be entitled to vote hereunder. A Member holding Voting Interests may vote either in person or by written proxy or consent signed by such Member or such Member=s duly authorized attorney-in-fact. Members holding Voting Interests shall have the right to approve or disapprove matters as specifically stated in this Agreement, including the following:

                  4.9.1  Supermajority  Approval.  The  following  matters shall
                         -----------------------
require the vote, approval or consent of Members holding 66.67% of the Voting Interests and who are not otherwise the subject of Section 4.5: (a) any transfer of a Voting Interest other than a transfer of a Voting Interest (i) without a corresponding transfer of an Economic Interest, which transfer shall be subject to Section 4.9.3 or (ii) effected by virtue of the operation of Section 4.4.1;
(b) any transfer of an Economic Interest other than a transfer of an Economic Interest (i) otherwise permitted under Article 7 or (ii) effected by virtue of the operation of Section 4.4.1; (c) a change in the business of the Company from that provided for in Section 2.6; (d) the admission of a new member to the Company except as otherwise permitted by Article 7, if such admission would result in a dilution of any Member's Economic Interest or Voting Interest; (e) a merger or consolidation of the Company or a sale of substantially all of the Company's assets; (f) any amendment of the Certificate or this Agreement that could have a material adverse effect on the Economic Interest or Voting Interest of a Member; (g) a decision to enter into a contract or other obligation involving an obligation on the part of the Company to pay or guarantee indebtedness of, or to provide services having a value or cost of, One Hundred Thousand Dollars ($100,000) or more; (h) a decision to compromise the obligation of a Member to make a Capital Contribution or return money or property paid or distributed in violation of the Act; (i) the declaration or making of any payment or distribution not contemplated by Article 6 (except to the extent prohibited by Section 6.7) or the prohibition of the declaration or making of any payment or distribution otherwise contemplated by Article 6; (j) the dissolution or winding up of the Company, including any decision to file a voluntary proceeding, or acquiesce to the filing of an involuntary proceeding, with respect to the Company under the federal Bankruptcy Code; (k) a decision to approve any annual business plan or budget for the Company; (l) a change in the location of the principal place of business of the Company; (m) the granting or permitting of access, to any Member not having Voting Interests, to the customer identification information of any Person to whom the Company provides products or services; (n) participation by the Company in the profits of any customer pool to be established by any Person to whom the Company provides products or services; (o) for a two year period after the execution of this Agreement, the approval of a new Chief Executive Officer of the Company other than Kahn; or (p) any other matter for which supermajority consent is specifically provided for in this Agreement. Prior to taking any action taken pursuant to an affirmative vote under subsections (e) or (j) above, the dissenting Members shall have the right to propose, within thirty (30) days of such vote, a more economically advantageous alternative to the proposed action. If such a proposal is made, the Members shall hold a meeting in accordance with Section 4.10 to discuss and vote on it. Notwithstanding this Section 4.9.1 or any other provision of this Agreement, the extension or renewal of the Janes Employment Agreement or the Kahn Employment Agreement, on terms substantially the same as those included therein, may be undertaken by the Manager in its discretion.

                  4.9.2  Unanimous  Approval.  Any  amendment  of Section 4.4 or
                         -------------------
Section 6.7, any transfer of a Voting Interest without a corresponding transfer of an Economic Interest, or any other provision herein that expressly requires the approval or consent of all Members may only be made with the approval or consent of all Members holding a Voting Interest.

                  4.9.3 Approval by Members Holding a Majority Voting  Interest.
                        -------------------------------------------------------
Except as set forth in Sections 4.9.1 and 4.9.2 or otherwise provided herein, in all other matters in which a vote, approval or consent of the Members is required, the vote, consent, or approval of Members holding a Majority Voting Interest (or, in instances in which there are defaulting or interested members, non-defaulting or disinterested Members, as applicable, who hold a majority of the Voting Interests held by all non-defaulting or disinterested, as applicable, Members) shall be sufficient to authorize or approve such act.

         4.10     Meetings.
                  --------

                  4.10.1 Meetings of Members. Meetings of Members holding Voting
                         -------------------
Interests for any proper purpose may be called at any time and from time to time by any Member. Such Members may participate in any meeting through the use of a conference telephone or similar communications equipment by means of which all individuals participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting. The Company shall give written notice of the date, time, place and purpose of any meeting to all such Members at least ten (10) days and not more than sixty (60) days prior to the date fixed for the meeting. Notice may be waived by any such Member, which waiver will be in writing.

                  4.10.2 Consent of Members. Any action required or permitted to
                         ------------------
be taken at any annual or special meeting of Members holding Voting Interests may be taken by a written consent without a meeting, without prior notice and without a vote. The written consent shall set forth the action so taken and shall be signed by such Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voting. Prompt notice of the taking of action by written consent shall be given to all such Members who did not sign the written consent.

                                    ARTICLE 5
                                    =========
                      Management and Control of the Company
                      =====================================

         5.1      Management of the Company by the Manager.
                  ----------------------------------------

                  5.1.1  Exclusive   Management  by  the  Manager.   Except  for
                         ----------------------------------------
situations in which the approval of the Members is expressly required by the Certificate or this Agreement, the business, property, and affairs of the Company shall be managed exclusively by, or under the authority of, the Manager. The Manager may, from time to time, appoint Persons to act on behalf of the Company and may hire employees and agents and appoint officers to perform such functions as from time to time shall be delegated to such employees, agents, and officers by the Manager. Subject to the terms hereof (including Section 4.6), the Manager may, from time to time, determine the compensation of any employees, agents, or officers of the Company or may delegate some or all compensation decisions to officers or employees of the Company. Pursuant and subject to the terms and conditions of the Janes Employment Agreement, the Manager hereby appoints Janes as the Assistant Secretary of, and Special Consultant to, the Company. Pursuant and subject to the terms and conditions of the Kahn Employment Agreement, the Manager hereby appoints Kahn as the initial Chief Executive Officer of the Company.

                  5.1.2  Initial  Manager;  Term.  The initial  Manager shall be
                         -----------------------
Point West. The Manager shall hold office until the effective date of the earlier of its resignation or removal hereunder. Any new or replacement Manager shall be elected by the affirmative vote or written consent of Members holding 66.67% of the Voting Interests, which consent shall not be unreasonably withheld. The Manager need not be a Member, an individual, a resident of the State of Delaware, or a citizen of the United States.

                  5.1.3  Resignation.  The  Manager  may  resign  at any time by
                         -----------
giving written notice to the Members holding Voting Interests without prejudice to the rights, if any, of the Company under any contract to which the Manager is a party; provided that, if the Manager is also a Member, then the Manager=s
          --------
resignation shall not affect the Manager's rights as a Member or constitute a withdrawal of such Member and provided further that, unless the Manager cannot
                              --------  -------
act as a matter of law, no such resignation shall be effective until a replacement manager has been appointed. The Manager shall immediately tender its resignation upon any transfer for value (other than by way of general encumbrance, pledge, lien or the like or pursuant to Section 7.4) and upon any admission of a substitute Member as to all or substantially all of the Manager's Membership Interest (other than pursuant to Section 7.4).

                  5.1.4  Removal.  The  Manager  may be removed  with or without
                         -------
cause by the affirmative vote of Members holding a Majority Voting Interest; provided that, if the Manager is also a Member, then such removal shall not
--------
affect the Manager=s rights as a Member or constitute a withdrawal of such Member and provided further that, unless the Manager cannot act as a matter of
           --------  -------
law, no such removal shall be effective until a replacement manager has been appointed.

                  5.1.5 Standard of Operations. The Manager shall, to the extent
                        -----------------------
practicable, consistent with its responsibilities and those of the Company under this Agreement, and adhering to professional lending and credit standards, manage the Company as an operating entity independent from its Members. Notwithstanding the foregoing, if the Manager is also a Member, nothing in this provision shall be construed so as to impose an economic obligation on such Member other than that imposed on Members generally under this Agreement.

         5.2 Performance of Duties:  Liability of the Manager. The Manager shall
             ------------------------------------------------
carry out its duties hereunder in good faith and with reasonable care. Subject to the foregoing, the Manager shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful or reckless misconduct, or a knowing violation of law by the Manager. In performing its duties, the Manager shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, from officers, agents, attorneys, accountants, or other Persons employed by the Company or the Manager, unless it has knowledge concerning the matter in question that would cause such reliance to be unwarranted.

         5.3 Devotion of Time. The Manager is not obligated to devote all of its
             ----------------
time or business efforts to the affairs of the Company. The Manager shall devote whatever time, effort, and skill as it reasonably deems appropriate for the operation of the Company.

         5.4  Competing  Activities.  While acting as Manager of the Company and
              ---------------------
for 18 months thereafter, the Manager and its officers, directors, shareholders, partners, members, managers, agents, employees, and Affiliates shall not engage or invest in, independently or with others, any business activity of any type or description that might be the same as or similar to the Company's business as described in the second sentence of Section 2.6 and that might be in direct or indirect competition with the Company. Notwithstanding the foregoing, no activity involving any of the following shall be deemed to be in competition with the business of the Company: (a) the origination, acquisition, holding or disposition of viatical settlements, (b) the acquisition, holding or disposition of debt or equity securities of any public company or investment vehicle, or (c) any transactions or programs directly by the Manager or indirectly through a debtor of the Manager involving the extension of credit of any type which transactions or programs do not describe or promote activities that are the same as or in competition with the Company's business as described in the second sentence of Section 2.6. The Members acknowledge that the Manager and its Affiliates own or manage other businesses, including businesses that may compete with the Company for the Manager's time. Except as provided in Section 5.3 and this Section, the Members hereby waive any and all rights and claims which they may otherwise have against the Manager and its officers, directors, shareholders, partners, members, managers, agents, employees, and Affiliates as a result of any of such activities.

         5.5 Transactions  between the Company and the Manager.  Notwithstanding
             -------------------------------------------------
that it may constitute a conflict of interest, the Manager may, and may cause its Affiliates to, engage in any transaction (including the purchase, sale, lease, or exchange of any property or the rendering of any service, or the establishment of any salary, other compensation, or other terms of employment) with the Company so long as: (a) such transaction is not expressly prohibited by this Agreement; and (b) the terms and conditions of such transaction, on an overall basis, are (i) fair and reasonable to the Company and are at least as favorable to the Company as those that are generally available from Persons capable of similarly performing them and in similar transactions between parties operating at arm's length and (ii) approved in writing by Members having no interest in such transaction (other than their interests as Members) holding more than a majority of the Voting Interests of all such Members, which consent shall not be unreasonably withheld.

         5.6 Payments to the Manager.  The Manager  shall not be entitled to any
             -----------------------
compensation for its services as Manager, but shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred by the Manager on behalf of the Company.

         5.7 Limited Liability of the Manager.  Except as required under the Act
             --------------------------------
or as expressly set forth in this Agreement, no Person who is a Manager shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise.

                                    ARTICLE 6
                                    =========
            Allocations of Net Profits, Net Losses and Distributions
            ========================================================

         6.1      Allocations of Net Profit and Net Loss.
                  --------------------------------------

                  6.1.1  Net  Loss.  Net  Loss for each  taxable  year  shall be
                         ---------
allocated as follows:

                           (a) First, to the Members in accordance with their respective Economic Interests until the cumulative amount of Net Losses allocated to the Members pursuant to this Section 6.1.1(a) equals the cumulative amount of Net Profits allocated to the Members pursuant to
         Section 6.1.2(c);

                           (b) Second, to Point West until the cumulative amount of Net Losses allocated to Point West pursuant to this Section 6.1.1(b) equals the sum of the cumulative amount of Net Profits allocated to it pursuant to Section 6.1.2(a) and (b) plus its Capital Contributions included for purposes of the Adjusted Capital Contribution; and

                           (c) Third,  to the Members in  accordance  with their
respective Economic Interests.

         Notwithstanding the foregoing, loss allocations to a Member shall be made only to the extent that such loss allocations will not create a deficit Capital Account balance for that Member. Any loss not allocated to a Member because of the foregoing provision shall be allocated to the other Members (to the extent the other Members are not limited in respect of the allocation of losses under this Section 6.1.1). Any loss reallocated under this Section 6.1.1 shall be taken into account in computing subsequent allocations of income and losses pursuant to this Article 6, so that the net amount of any item so allocated and the income and losses allocated to each Member pursuant to this
Article 6, to the extent possible, shall be equal to the net amount that would have been allocated to each such Member pursuant to this Article 6 if no reallocation of losses had occurred under this Section 6.1.1.

                  6.1.2    Net Profit.   Net  Profit of   the  Company  for each
                           ----------
taxable year shall be allocated as follows:

                           (a) First, to Point West in an amount equal to the sum of the Point West Preferred Return plus any Point West Carryforwards; provided that, if the Company does not have sufficient
                         --------
         Net Profits in a given year to make such allocation in full, then any shortfall (the "Point West Carryforwards") shall be carried forward
                          -------------------------
         indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation;

                           (b) Second, to Point West to the extent of any Net Losses allocated to Point West pursuant to Section 6.1.1(b); and

                           (c) Third,  to the Members in  accordance  with their
respective Economic Interests.

         6.2 Special  Allocations.  Notwithstanding  Section 6.1, if the Company
             --------------------
incurs a Nonrecourse Liability, it shall comply with the special provision regarding nonrecourse deductions and minimum gain chargebacks set forth in Regulation Section 1.704-2; provided that, if the Company incurs any Nonrecourse
                            --------
Liabilities for which a Member bears the economic risk of loss, deductions attributable to such liability shall be allocated to the Member bearing such risk of loss in accordance with Regulation Section 1.704-2.

         6.3  Code  Section  704(c)   Allocations.   Notwithstanding  any  other
              -----------------------------------
provision in this Article 6, in accordance with Code Section 704(c) and the Regulations promulgated thereunder, income, gain, loss, and deduction with respect to any property contributed in-kind to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value on the date of contribution. Allocations pursuant to this Section 6.3 are solely for purposes of federal, state and local taxes. As such, they shall not affect or in any way be taken into account in computing a Member's Capital Account or share of profits, losses, or other items of distributions pursuant to any provision of this Agreement.

         6.4 Allocation of Net Profits and Losses and  Distributions  in Respect
             -------------------------------------------------------------------
of a Transferred  Interest.  If any Membership  Interest is  transferred,  or is
--------------------------
increased or decreased by reason of the admission of a new Member or otherwise, during any Fiscal Year of the Company, unless Members holding at least 66.67% of all Voting Interests determine that another method permitted under the Code is more equitable, each item of income, gain, loss, deduction, or credit of the Company for such Fiscal Year shall be assigned pro rata to each day in the particular period of such fiscal year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise incurred) and the amount of each such item so assigned to any such day shall be allocated to the Member based upon such Person=s respective Membership Interest at the close of such day.

         However, for purposes of accounting convenience and simplicity, the Company shall treat a transfer of, or an increase or decrease in, a Membership Interest which occurs: (a) at any time during the first fifteen days of a month as having been consummated on the last day of the immediately preceding month and (b) at any time after the first fifteen days of a month, on the last day of such month.

         Notwithstanding any provision above to the contrary, gain or loss of the Company realized in connection with a sale or other disposition of any of the assets of the Company shall be allocated solely to the parties owning Membership Interests as of the date such sale or other disposition occurs.

         6.5  Distributions  by the  Company.  At least  annually and as soon as
              ------------------------------
practicable, the Company shall make distributions of cash or other assets of the Company; provided that all such distributions may be made only in accordance
          --------
with applicable law and subject to the restrictions contained elsewhere in this Agreement (including Section 6.7) and/or in the Launch Business Plan or any other business plan subsequently adopted by the Company; provided further that
                                                           -------- -------
all such distributions shall be made in the following order of priority:

                  6.5.1 first, to Point West in an amount sufficient to reduce the Adjusted Capital Contribution to zero; and

                  6.5.2 second, to all Members in accordance with their Economic Interests (with any distributions made under this Section 6.5.2 to be made to all Members substantially contemporaneously).

         Notwithstanding the foregoing, to the extent that cash would be available for distribution hereunder, the Company shall first (i) on or before the date that is five (5) calendar days prior to each date on which estimated taxes are due under the Code, advance to each Member an amount (a "Tax Advance")
                                                                   -----------
sufficient to cover the estimated federal and state taxes of such Member (based on a combined federal and state income tax rate equal to 50% for each such Member) resulting from estimated allocations of Net

Profits to such Member for the period for which such estimated taxes are due so long as no prior Tax Advance or distribution has been made with respect to such period and (ii) on or before the date of the filing by the Company of its federal and state tax returns for a Fiscal Year, distribute an amount to each Member at least equal to the amount of such Member's federal and state taxes (based on a combined federal and state income tax rate equal to 50% for each such Member) on the Net Profits actually allocated to such Member for such Fiscal Year, computed taking into account any prior allocations of Net Losses available to offset such income and other distributions to such Member in such Fiscal Year, and each Member shall repay any outstanding Tax Advances related to such Fiscal Year to the extent such Tax Advances exceed the amount due to the Member pursuant to clause (ii) of this Section. If such Tax Advances must be repaid, the Manager shall offset the amount of same against the amount otherwise due to the Member pursuant to such clause (ii); any balance of such Tax Advance remaining to be repaid shall be delivered by the Member to the Company within ninety (90) calendar days following notice from the Manager of the amount then due; until such balance, if any, is repaid, the Company shall have a lien against any and each other distribution of cash or property which would otherwise be due to such Member.

         All distributions shall be made only to the Persons who, according to the books and records of the Company, are the holders of record of the Economic Interests in respect of which such distributions are made on the actual date of distribution. Neither the Company nor any Member shall incur any liability for making distributions in accordance with this Section 6.5.

         6.6 Form of  Distribution.  A Member,  regardless  of the nature of the
             ---------------------
Member's Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than cash. Except upon a dissolution and the winding up of the Company, or as agreed to by Members holding 100% of the Voting Interests, no Member may be compelled to accept, nor shall it accept, a distribution in kind.

         6.7  Restriction on Distributions and Tax Advances.
              ---------------------------------------------

                  6.7.1 No distribution or Tax Advances shall be made if, after giving effect to the distribution: (a) the Company would not be able to pay its debts as they become due in the usual course of business; (b) the Company's ability to effect its business plan over the following twelve months would be impaired; or (c) the Company's total assets would be less than the sum of (i) its total liabilities plus (ii) (except to the extent this Agreement provides otherwise, in the case of a Tax Advance or in the case of a distribution in accordance with clause (ii) of the last paragraph of Section 6.5) the amount that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights of other Members, if any, upon dissolution that are superior to the rights of the Member receiving the distribution.

                  6.7.2 The Manager may base a determination that a distribution or Tax Advance is not prohibited on any of the following: (a) financial statements prepared on the basis of generally accepted accounting practices and principles then generally employed by the Company; (b) a determination of fair market value by a qualified unrelated third party or, if agreed to by the Members holding 100% of the Voting Interests, by the Manager; or (c) any other method that is reasonable in the circumstances and agreed to by Members holding 100% of the Voting Interests.

                  The effect of a distribution or Tax Advance is measured as of the date the distribution or Tax Advance is authorized if the payment occurs within 120 days after the date of authorization, or the date payment is made if it occurs more than 120 days of the date of authorization.

                  6.7.3 A Member or Manager who votes for a distribution or Tax Advance in violation of this Agreement or the Act is personally liable to the Company for the amount of the distribution or Tax Advance that exceeds what could have been distributed or advanced without violating this Agreement or the Act if it is established that the Member or Manager did not act in compliance with Section 6.7.2 or Section 9.4. Any Member or Manager who is so liable shall be entitled to compel contribution from: (a) each other Member or Manager who also is so liable; and (b) each Member or Manager for the amount the Member received with knowledge of facts indicating that the distribution or advance was made in violation of this Agreement or the Act.

         6.8 Return of Tax  Advances  and  Distributions.  To the extent any Tax
             -------------------------------------------
Advances are required to be repaid hereunder, they shall be repaid in accordance with Section 6.5. Except for distributions made in violation of the Act or this Agreement, no Member shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company. The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

         6.9 Obligations of Members to Report Allocations. The Members are aware
             --------------------------------------------
of the income tax consequences of the allocations made by this Article 6 and hereby agree to be bound by the provisions of this Article 6 in reporting their shares of Company income and loss for income tax purposes.

         6.10 Withholding.  Each of the Members hereby authorizes the Company to
              -----------
withhold from distributions to be made to such Member, or with respect to allocations to be made to such Member, and to pay over to a federal, state or local government, any amounts required to be withheld pursuant to the Code or any provisions of any other federal, state or local law. Any amounts so withheld and paid over to the applicable tax authority shall be treated as distributed to such Member pursuant to this Article 6 for all purposes of this Agreement and shall be offset against the net amounts otherwise distributable to such Member. The Company may also withhold from distributions that would otherwise be made to such Member, and apply to the obligations of such Member, any amounts that such Member owes to the Company. In addition, any tax imposed upon the Company resulting from the Membership Interest of any Member shall be treated as a distribution to such Member and shall be offset against future distributions to such Member.

         6.11 Status of the Company. The Members acknowledge that this Agreement
              ---------------------
creates a partnership for federal and state income tax purposes (and only for such purposes) and hereby agree not to elect to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute. The Manager may modify this Agreement as minimally necessary to permit the Company to continue to be classified as a partnership for federal and state income tax purposes.

         6.12 Tax Elections.  The Manager shall, upon the written request of any
              -------------
Member benefited thereby, cause the Company to file an election under Section 754 of the Code and the Treasury Regulations thereunder to adjust the basis of the Company assets under Section 734(b) or 743(b) of the Code and a corresponding election under the applicable sections of state and local law, if by doing so, the income tax burdens of other Members are not materially and adversely impacted. The Manager shall have the authority to make all other Company elections permitted under the Code, including elections of methods of depreciation.

         6.13 Company Tax Returns. The Manager shall cause the necessary federal
              -------------------
income and other tax returns and information returns for the Company to be prepared. Each Member shall provide such information, if any, as may be needed by the Company for purposes of preparing such tax returns and information returns. The Manager shall deliver to each Member within ninety (90) days after the end of each fiscal year a copy of the federal income tax returns for the Company as filed with the appropriate taxing authorities, and upon the written request of any Member, a copy of any state and local income tax return as filed.

         6.14     Certain Tax Matters.
                  -------------------

                  6.14.1 The Manager is hereby appointed as the initial tax matters partner of the Company. The tax matters partner of the Company is authorized to and shall (a) maintain Capital Accounts and make partnership allocations and (b) file, if necessary, a Form 8832 with the Internal Revenue Service and make the election provided for to have the Company be classified as a partnership for federal income tax purposes. If at any time the Manager cannot or elects not to serve as the tax matters partner of the Company, is removed by the Members from acting in such capacity, or ceases to be a Member, Members holding a Majority Voting Interest shall select another Member to be the tax matters partner of the Company. The tax matters partner of the Company, as an authorized representative of the Company, shall direct the defense of any claims made by the Internal Revenue Service or other tax authority to the extent that such claims relate to the adjustment of Company items at the Company level.

                  6.14.2 The Manager shall promptly deliver to each Member a copy of all notices, communications, reports or writings of any kind with respect to income or similar taxes received from any state or local taxing authority relating to the Company that might materially and adversely affect any Member, and shall keep Members advised of all material developments with respect to any proposed adjustment of Company items that come to its attention.

                  6.14.3 Each Member shall continue to have the rights described in this Section 6.14 with respect to tax matters relating to any period during which it was a Member, whether or not it is a Member at the time of the tax audit or contest.

         6.15  Key  Personnel  and  Staff  Incentives.  With the  prior  written
               --------------------------------------
approval of the Manager (which approval will not be unreasonably withheld or delayed), the Chief Executive Officer may establish reasonable benefits, including an incentive plan for key personnel (other than Janes and Kahn) and other employees of the Company, including profit sharing not to exceed seven percent (7.0%) of the net profits of the Company.

                                    ARTICLE 7
                                    =========
             Transfers of Membership Interests; Admission of Members
             =======================================================

         7.1      Transfers of Member Interests Generally.
                  ---------------------------------------

                  7.1.1 No Member shall be entitled to transfer, assign, convey, sell, encumber or in any way alienate all or any part of such Person=s Membership Interest or to cause any permitted transferee to become a substituted Member except as provided in Section 7.2, 7.3, 7.4 or 7.5 below, and any prohibited transfer, assignment, conveyance, sale, encumbrance or alienation shall be absolutely void. The consent of any Member that is required pursuant to this Article may be given or withheld, conditioned or delayed (as allowed by this Agreement or the Act), as such Member may determine in its sole discretion. Notwithstanding any transfer of any part of a Membership Interest, the Membership Interest so transferred shall continue to be subject to the terms and provisions of this Agreement and any further transfers shall be required to comply with all the terms and provisions of this Agreement.

                  7.1.2 Notwithstanding any provision of this Article 7, no admission (or purported admission) of a Member, and no transfer (or purported transfer) of all or any part of a Member's interest (economic or voting) in the Company, whether to another Member or to a Person not a Member, shall be effective, and any such admission or transfer (or purported admission or transfer) shall be void ab initio, and no Person shall otherwise become a Member
                        -- ------
if (a) at the time of such admission or transfer (or purported admission or transfer) any interest (economic or voting) in the Company is traded on an established securities market or readily tradeable on a secondary market or the substantial equivalent thereof or (b) after such admission or transfer (or purported admission or transfer) the Company would have more than 100 Members or
(c) such admission or transfer (or purported admission or transfer) would subject the Company to taxation under Section 7704 of the Code. For purposes of clause (a) of the immediately preceding sentence, an established securities market is a national securities exchange that is either registered under Section 6 of the Securities Exchange Act of 1934 or exempt from registration because of the existence or involvement of a limited volume of transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Securities Exchange Act of 1934, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. For purposes of such clause (a), any interest (economic or voting) in the Company is readily tradeable on a secondary market or the substantial equivalent thereof if (i) interests (economic or voting) in the Company are regularly quoted by any Person, such as a broker or dealer, making a market in the interests, (ii) any Person regularly makes available to the public
(including customers or subscribers) bid or offer quotes with respect to interests (economic or voting) in the Company and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (iii) the holder of an interest (economic or voting) in the Company has a readily available, regular, and ongoing opportunity to sell or exchange such interest through a public means of obtaining or providing information of offers to buy, sell or exchange such interests, or (iv) prospective buyers and sellers otherwise have the opportunity to buy, sell or exchange interests (economic or voting) in the Company in a time frame and with the regularity and continuity that is comparable to that described in clauses (i), (ii) and (iii) of this sentence. For purposes of determining whether the Company will have more than 100 Members, each Person indirectly owning an interest (economic or voting) in the Company through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation shall be treated as a Member unless the Manager determines in its sole and absolute discretion that less than substantially all of the value of the beneficial owner's interest in any such entity is attributable to such entity=s interest (direct or indirect) in the Company.

                  7.1.3 No Person shall otherwise become a Member if at the time of such admission or transfer (or purported admission or transfer) of any Membership Interest, such admission or transfer (or purported admission or transfer) would be in violation of any federal or state securities laws or would adversely impact the income tax determinations of the Company for its other Members.

         7.2 Certain  Transfers.  A Member shall not transfer,  assign,  convey,
             ------------------
sell, encumber or otherwise alienate its Voting Interest unless there is a corresponding transfer of an Economic Interest. Neither a transferee of all or a portion of an Economic Interest without a corresponding transfer of a Voting Interest nor a transferee of a Membership Interest which was not transferred in accordance with Section 7.3 as to admissions shall have the right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member other than the right to receive proceeds of a Membership Interest. Notwithstanding anything to the contrary contained herein, no transfer, assignment, conveyance, sale, encumbrance or alienation (whether in one or a series of transactions) of more than 78.17% of Kahn's initial Voting Interest hereunder (whether pursuant to Section 7.4 or otherwise) may be effected without the express prior written consent of Janes (which consent will not be unreasonably withheld).

         7.3 Admission and  Substitution of Members.  Subject to Section 4.9 and
             --------------------------------------
the other provisions of this Article 7, a new Member may be admitted only if (a) such Person becomes a party and agrees to be bound by the terms and provisions of this Agreement and (b) such Person pays any reasonable expenses in connection with such Person=s admission as a Member. A permitted transferee of a Membership Interest shall have the right to be admitted as a substitute Member only if the requirements of Sections 7.1 and 7.2 have been met and the conditions set forth in the prior sentence have been met. The admission of a substitute Member shall not result in the release of the Member who assigned the Membership Interest from any liability of such Member to the Company or another Member accrued or incurred prior to such date.

         7.4 Family and Affiliate Transfers. Subject to compliance with Sections
             ------------------------------
7.1, 7.2 and 7.3, the Membership Interest of any Member may be transferred as follows, and the transferee thereof admitted as a substitute Member: (a) by inter vivos gift, or by testamentary transfer to any spouse, parent, sibling, in-law, child or grandchild of the Member, or to a trust for the benefit of the Member or such spouse, parent, sibling, in-law, child or grandchild of the Member; or (b) to any Affiliate of the Member so long as such Affiliate is majority owned and controlled by such Member; it being agreed that, in executing this Agreement, each Member has consented to such transfers.

         7.5 Co-Sale  Arrangement.  Subject to compliance with Sections 7.1, 7.2
             --------------------
and 7.3, each time a Member proposes to transfer, assign, convey, sell, encumber, or in any way alienate all or any part of such Person=s Membership Interest, including by operation of law, by foreclosure or other involuntary transfer (but not including a transfer pursuant to Section 7.4 or the granting by a Member of a security interest in its assets generally), such Member shall comply with all of the following conditions:

                  7.5.1 Such Member shall deliver a written  notice (a "Transfer
                                                                        --------
Notice") to the Company and the other  Members  stating:  (a) such Member's bona
------
fide intention to transfer all or a portion of such Person's Membership Interest; (b) the name and address of the proposed transferee; and (c) the terms and conditions of the proposed transaction (the "Transaction").
                                                 -----------

                  7.5.2 Each other Member shall have the right, exercisable upon written notice to the notifying Member within thirty (30) calendar days after receipt of the Transfer Notice, to participate in the Transaction on the same terms and conditions as those offered to the notifying Member. The right of participation of each such other Member in the Transaction shall be subject to the condition that each such Member may only transfer, sell, assign or convey that percentage of its same type of Membership Interests which equals the product of such Member's percentage of such type of interest and that type of interest under the Transaction. For example, if a Transaction involves the sale of 5% of a Member's Economic Interests in the Company, another Member having, immediately prior to the Transfer Notice, a 7% Economic Interest in the Company may elect to participate by selling a 0.35%
Economic Interest (i.e., the percentage of the notifying Member's Economic Interests being sold (5.0%) multiplied by the participating Member's total Economic Interests (7.0%)) pursuant to the terms and conditions of the Transfer Notice. The failure of any such other Member to submit a written notice electing to so participate in the Transaction within the applicable period shall automatically constitute an election on the part of such Member not to participate in the Transaction. Each Member so electing to participate in the Transaction shall, following such election, promptly take all steps reasonably required by the transferring Member to effect the Transaction. If any of the other Members elects not to participate in the Transaction, then the transferring Member may still consummate the Transaction (with all participating Members) as described in the Transfer Notice, provided that such Transaction:
(a) is made  substantially on the terms  designated in the Transfer Notice;  and
(b) the requirements of this Article 7 are otherwise met. If such Membership Interest(s) is or are not so transferred, then the transferring Member must give notice in accordance with this Section prior to any other or subsequent transfer of such Membership Interests.

                                    ARTICLE 8
                                    =========
                       Accounting, Records, and Reporting
                       ==================================

         8.1 Books and Records. The Company shall maintain complete and accurate
             -----------------
books and records of the Company's business and affairs in accordance with generally accepted accounting principles, consistently applied. The books and records shall be maintained at the principal place of business of the Company and shall be accessible to the Members in accordance with the Act.

         8.2 Fiscal Year;  Accounting.  The  Company's  fiscal year shall be the
             ------------------------
calendar year. The accounting methods and principles to be followed by the Company shall be those selected from time to time by the Manager and approved in advance by Members holding 100% of the Voting Interests.

         8.3  Reports.   The  Company  shall  provide  to  the  Members  reports
              -------
concerning the financial condition and results of operation of the Company and the Members' Capital Accounts within ninety (90) days after the end of each fiscal year and interim operating reports at least quarterly.

         8.4 Bank Accounts.  The Manager shall maintain the funds of the Company
             -------------
in one or more separate bank accounts in the name of the Company and shall not permit the funds of the Company to be commingled in any fashion with the funds of any other Person. The funds of the Company shall be deposited in such bank or other financial institution account or accounts, or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by the Manager in investments that are at least rated investment grade by one nationally recognized statistical rating agency. All withdrawals from any such bank account(s) shall be made only by the Manager or by such Persons as are duly appointed by the Manager. The Chief Executive Officer of the Company shall establish the Company's initial bank account(s) (into which Point West shall deposit any Capital Contributions required to be made by it under Section 3.1.1) and shall require at least one signature of an officer of the Company and a signature of the Manager for any withdrawal in excess of $50,000, and such officers shall provide information about such account(s) to the Manager as the Manager shall require.

         8.5 Access to  Information.  Each Member holding a Voting  Interest may
             ----------------------
reasonably request, and the Manager shall provide, such information about the operations of the Company in order that such Members might have sufficient information upon which to vote as permitted herein. No Member holding only an Economic Interest shall have access to proprietary, trade secret or other confidential information of the Company, and, should such Member obtain such information by any means, such Member will hold such information subject to
Section 12.17.

         8.6 Audits. Any Member may conduct an audit of the Company's  financial
             ------
matters at the Member's sole expense and in a manner that does not unreasonably impose upon the Company's operations or threaten the confidentiality of the Company's proprietary interests and solely for the period directly related to such Member's Membership Interest. Prior to commencing such audit, however, a Member must first bring such Person's concerns about the accuracy of the Company's reported financial information, including a detailed written statement setting forth the basis for such concerns, to the attention of the Manager and shall permit the Manager a period of ninety (90) days to address such concerns. If, after receiving the Manager's response or the passage of such ninety (90) day period, whichever occurs earlier, such Member may then elect to proceed with the audit as permitted under this Section. Should the profits or losses reported by the Company, whether corrected by the Manager during the ninety day response period or corrected as a result of such Member's audit findings, be in error by more than 5%, the cost of such Member's audit shall be an expense of the Company and the Member initiating such audit shall be reimbursed for such Person's reasonable out-of-pocket costs regarding such investigation, related professional services and audit expenses.

                                    ARTICLE 9
                                    ==========
                           Dissolution and Winding Up
                           ==========================

         9.1  Dissolution.  The Company shall be dissolved,  its assets shall be
              ------------
disposed  of, and its affairs  wound up on the first to occur of the  following:
(a) at midnight, San Francisco time, on December 31, 2035; (b) 90 days after the occurrence of a Dissolution Event unless the Members other than the Member(s) the subject of a Dissolution Event vote in accordance with the provisions hereof within such 90 days to continue the Company; (c) upon the entry of a decree of judicial dissolution pursuant to the Act; (d) 60 days after the vote of Members pursuant to Section 4.9.1(j) or of non-defaulting Members holding 66.67 % of all Membership Interests held by all non-defaulting Members (provided that the Members shall not vote for or consent to a dissolution or winding up of the Company if prohibited under any agreement or contract to which the Company is a party); or (e) the sale of all or substantially all of the assets of Company.

         9.2  Certificate  of  Dissolution.  As soon as possible  following  the
              ----------------------------
occurrence of any of the events specified in Section 9.1, the Manager, to the extent it has not wrongfully dissolved the Company, or, if so, then the Members, shall execute a Certificate of Dissolution in such form as shall be prescribed by the Delaware Secretary of State and file such certificate as required by the Act.

         9.3 Winding Up. Upon the  occurrence of any event  specified in Section
             ----------
9.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The Manager, to the extent it has not wrongfully dissolved the Company, or, if so, then the Members holding Voting Interests (but excluding the Manager), shall be responsible for overseeing the winding up and liquidation of Company. The Persons winding up the affairs of the Company shall be entitled to such reasonable compensation as has been approved by the Members holding Voting Interests (excluding the Manager if the Manager has wrongfully dissolved the Company).

         9.4 Distributions in Kind. Any noncash asset distributed to one or more
             ---------------------
Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Article 6, and the Members' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to). The fair market value of such asset shall be determined by a qualified unrelated third party, or if Members holding 100% of the Voting Interests shall agree, the Manager.

         9.5  Distribution of Assets.  Upon the dissolution or winding up of the
              ----------------------
Company, the Manager shall pay or make reasonable provision to pay all claims and obligations of the Company, including all costs and expenses of the liquidation and all contingent, conditional, or unmatured claims and obligations that are known to the Manager but for which the identity of the claimant is unknown. If there are sufficient assets, then such claims and obligations shall be paid in full and any such provision shall be made in full. If there are insufficient assets, then such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets shall be distributed to the Members in accordance with their respective positive Capital Accounts, after giving effect to all Capital Contributions, distributions, and allocations for all periods.

         9.6  Limitations on Payments Made in  Dissolution.  Except as otherwise
              --------------------------------------------
specifically provided in this Agreement, each Member shall only be entitled to look solely at the assets of Company for the return of such Member=s positive Capital Account balance and shall have no recourse for such Member=s Capital Contribution or share of Net Profits (upon dissolution or otherwise) against the Manager or any other Member except as provided in Article 10.

                                   ARTICLE 10
                                   ==========
                          Indemnification and Insurance
                          ==============================

         10.1 Indemnification of Agents. To the fullest extent permitted by law,
              -------------------------
the Company shall be permitted to indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding by reason of the fact that such Person is or was a Member, Manager, officer, employee, attorney, accountant, or other agent of the Company or that, being or having been such a Manager, Member, officer, employee, attorney, accountant, or other agent of the Company, such Person is or was serving at the request of the Company as a manager, director, officer, employee, attorney, accountant, or other agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise (any such Person being referred to hereinafter as an "Indemnified Person") against all
                                              -------------------
claims, damages, liabilities, losses, expenses (including reasonable attorneys= fees and expenses and other costs and expenses incurred in defending such action, claim, suit, or proceeding), judgments, fines, and amounts paid in settlement actually incurred by such Indemnified Person in connection with such action, suit, or proceeding, except to the extent that such claims, damages, liabilities, losses, expenses, judgments, fines, or amounts paid in settlement arise by virtue of such Indemnified Person=s fraud, deceit, gross negligence, or willful misconduct. The Manager is authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder (i) consistent with the foregoing (or lesser) terms, or (ii) on such other terms as Members holding 66.67% of the Voting Interests may approve.

         10.2  Expenses.  Expenses  (including  attorneys'  fees  and  expenses)
               --------
incurred by an Indemnified Person in defending a civil, criminal, administrative, or investigative action, claim, suit, or proceeding may be paid by the Company in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking, in form and substance acceptable to the Manager, by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company under this Article 10 or under any other contract or agreement between such Indemnified Person and the Company. Such expenses (including attorneys' fees and expenses) incurred by employees or agents of the Company may be so paid upon the receipt of the undertaking previously referred to and such other terms and conditions, if any, as the Manager deems appropriate.

         10.3 Not Exclusive.  The  indemnification  and  advancement of expenses
              -------------
provided by this Article 10 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of Members or otherwise, both as to action in such Indemnified Person's official capacity and as to action in another capacity while holding such office, and shall continue as to a Person who has ceased to be a Member, Manager, officer, employee, attorney, accountant, or other agent and shall inure to the benefit of the successors, assigns, heirs, executors and administrators of such a Person.

         10.4  Insurance.  The  Company  shall  have the power to  purchase  and
               ---------
maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an Indemnified Person, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 10.1 or under applicable law.

                                   ARTICLE 11
                                   ==========
                           Investment Representations
                           ==========================

         Each Member represents and warrants to, and agrees with, the other Members and the Company as follows:

         11.1  Pre-existing  Relationship  or Experience.  (a) Such Member has a
               -----------------------------------------
preexisting personal or business relationship with the Company or one or more of the other Members; or (b) by reason of such Member's business or financial experience, or by reason of the business or financial experience of such Member's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, such Member is capable of evaluating the risks and merits of the investment to be made by such Person hereunder and of protecting such Person's interests in connection with such investment.

         11.2 No Advertising. Such Member has not seen, received, been presented
              --------------
with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Membership Interests.

         11.3 Investment Intent.  Such Member is acquiring a Membership Interest
              -----------------
for investment purposes and for such Person=s own account only and not with a view to, or for sale in connection with, any distribution of all or any part of the Membership Interests, and no other Person will have any direct or indirect beneficial interest in or right to the Membership Interests purchased by such Person except as permitted hereby.

         11.4 Purpose of Entity.  If such Member is a corporation,  partnership,
              -----------------
limited liability company, trust, or other entity, then (a) such Member was not organized for the specific purpose of acquiring any Membership Interests, and
(b) such Member may legally acquire, invest in and own Membership Interests, and
(c) such Member may legally act as Manager of the Company.

         11.5  Economic  Risk.  Such  Member  is  financially  able to bear  the
               --------------
economic risk of the investment being made by such Member, including the total loss of such Person=s Membership Interests.

         11.6 No Registration of Membership Interests.  Such Member acknowledges
              ---------------------------------------
that: (a) the sale of the Membership Interests referred to herein has not been registered under the Securities Act or qualified under the Delaware General Corporation Law, as amended, or any other applicable securities or blue sky laws of any state or jurisdiction in reliance, in part, on such Member's representations, warranties, and agreements contained herein; and (b) the Membership Interests may not be resold unless the resale is registered under the Securities Act and qualified under all applicable securities or blue sky laws (or is exempt from these registration and qualification requirements).

         11.7  Membership  Interests  are  Restricted  Securities.  Such  Member
               --------------------------------------------------
understands that the Membership Interests are or may be restricted securities under the Securities Act in that the Membership Interests will be acquired from the Company in a transaction not involving a public offering, and that the Membership Interests may be resold without registration under the Securities Act only in certain limited circumstances and that otherwise the Membership Interests must be held indefinitely. In this connection, such Member understands the resale limitations imposed by the Securities Act.

         11.8 No Obligation to Register.  Such Member represents,  warrants, and
              -------------------------
agrees that the Company and the other Members are under no obligation to register or qualify the Membership Interests under the Securities Act or under any state securities or blue sky laws, or to assist such Member in complying with any exemption from registration and qualification.

         11.9  No  Disposition  in  Violation  of  Law.   Without  limiting  the
               ---------------------------------------
representations set forth above or the other provisions of this Agreement, such Member shall not make any disposition of all or any part of such Person's Membership Interests which would result in the violation by such Person or by the Company of the Securities Act, the Act, Delaware General Corporation Law, as amended, or any other applicable securities or blue sky laws. Without limiting the generality of the foregoing, such Member agrees not to make any disposition of all or any part of the Membership Interests acquired by such Person unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or (b) such Person has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the other Members, such Person has furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Securities Act or the consent of or a permit from appropriate authorities under any applicable state securities law.

         In the case of any disposition of all or any part of such Member's Membership Interests pursuant to SEC Rule 144, such Person shall, among other things, promptly forward to the Company a copy of any Form 144 filed with the SEC with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with SEC Rule 144. If SEC Rule 144 is amended or if the SEC's interpretations thereof in effect at the time of any such disposition have changed from its present interpretations thereof, such Member shall provide the Company with such additional documents as the other Member or the Company may reasonably require.

         11.10 Legends.  Such Member  understands that the certificates (if any)
               -------
evidencing the Membership Interests may bear one or all of the following legends or other legends as may be appropriate:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR JURISDICTION, INCLUDING THE STATE OF DELAWARE, AND HAVE BEEN TAKEN BY THE ISSUEE FOR SUCH PERSON'S OR ENTITY'S OWN ACCOUNT AND NOT WITH A VIEW TO THEIR DISTRIBUTION. NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND QUALIFIED UNDER ALL APPLICABLE SECURITIES AND BLUE SKY LAWS, OR IN THE OPINION OF COUNSEL TO THE COMPANY, EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS DESCRIBED IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT DATED AS OF MAY 10, 2000, AS AMENDED FROM TIME TO TIME."

                  (b) Any legend required by applicable state securities or blue sky laws.

         11.11  Investment  Risk.  Such Member  acknowledges  that such Member's
                ----------------
investment as provided for herein is a speculative investment that involves a substantial degree of risk of loss by such Member, including such Person's entire investment in the Company, that such Member understands and takes full cognizance of the risk factors related to such Person's investment outlined herein, and that the Company is newly organized and has no financial or operating history.

         11.12 Investment Experience. Unless otherwise disclosed, such Member is
               ---------------------
an experienced investor in unregistered and restricted securities of corporations, limited liability companies, limited partnerships, or closely held companies.

         11.13 Restrictions on  Transferability.  Such Member  acknowledges that
               --------------------------------
there are substantial restrictions on the transferability of the Membership Interests pursuant to this Agreement, that there is no public market for the Membership Interests and none is expected to develop, and that, accordingly, it may not be possible for such Member to liquidate such Member's investment in the Company.

         11.14 Information  Reviewed.  Such Member has received and reviewed all
               ---------------------
information such Person considers necessary or appropriate for deciding whether to make the investment contemplated hereby, has had an opportunity to ask questions and receive answers from the Company and the other Members regarding the terms and conditions of the investments contemplated hereby (including the purchase of the Membership Interests) and regarding the business, financial affairs, and other aspects of the Company, and has had the opportunity to obtain all information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which such Person deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to such Person.

         11.15 No Representations by the Company.  Neither any Manager,  nor any
               ---------------------------------
agent or employee of the Company or of any Manager, nor any other Person has at any time expressly or implicitly represented, guaranteed, or warranted to such Member that such Member may freely transfer any of the Membership Interests acquired by such Member pursuant to the terms hereof, that past performance or experience on the part of any such Person or their Affiliates or any other Person in any way indicates the predictable results of the ownership of the Membership Interests or of the overall Company business, that any cash distributions from Company operations or otherwise will be made to the Membership Interests by any specific date or will be made at all, or that any specific tax benefits will accrue as a result of an investment in the Company.

         11.16  Consultation  with  Attorney.  Such  Member has been  advised to
                ----------------------------
consult with such Member's own attorney regarding all legal matters concerning an investment in the Company and the tax consequences of investing and participating in the Company and has either done so or voluntarily and knowingly elected not to seek such advice.

         11.17 Tax  Consequences;  Consultation  with Tax Advisors.  Such Member
               ---------------------------------------------------
acknowledges that the tax consequences to such Member of the transactions contemplated hereby will depend on such Member's particular circumstances, and neither the Company, nor the Manager, nor the other Members, nor the partners, shareholders, members, managers, agents, officers, directors, employees, Affiliates, attorneys, accountants or consultants of any of them will be responsible or liable for the tax consequences to such Member of its investment or participation in the Company unless otherwise expressly agreed. Such Member has and will look solely to, and rely upon, such Member's own tax advisors with respect to the tax consequences of its investment and participation in the Company.

         11.18  Indemnity.  Such Member shall  indemnify  and hold  harmless the
                ---------
Company, each and every Manager, each and every other Member, and any officers, directors, shareholders, managers, members, employees, partners, agents, attorneys, accountants, registered representatives, and control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of or arising from any misrepresentation or misstatement of facts or omission to represent or state facts made by such Member, including the information in this Agreement, against losses, liabilities, and expenses of the Company, each and every Manager, each and every other Member, and any officers, directors, shareholders, managers, members, employees, partners, attorneys, accountants, agents, registered representatives, and control persons of any such Person (including attorneys' fees, judgments, fines, and amounts paid in settlement, payable as incurred) incurred by such Person in connection with such action, suit, proceeding, or the like.

                                   ARTICLE 12
                                   ==========
                               General Provisions
                               ==================

         12.1 Further Assurances. Each party to this Agreement shall perform any
              ------------------
further acts and execute and deliver any additional documents that may be reasonably necessary to carry out the provisions of this Agreement.

         12.2 Time.  Time is of the essence in the performance of all provisions
              ----
under this Agreement.

         12.3  Remedies  Cumulative.  The  remedies  under  this  Agreement  are
               --------------------
cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

         12.4  Estoppel  Certificate.  Each Member  shall,  within ten (10) days
               ---------------------
after written request by any Manager or other Member, deliver to the requesting Person a certificate stating, to the Member's knowledge, that: (a) this Agreement is in full force and effect; (b) this Agreement has not been modified except by any instrument or instruments identified in the certificate; and (c) there is no default hereunder by the requesting Person or, if there is a default, the nature or extent thereof.

         12.5  Specific  Performance.  The parties  recognize  that  irreparable
               ---------------------
injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders: (a) restraining and enjoining any act which would constitute a breach; or (b) compelling the performance of any obligation which, if not performed, would constitute a breach.

         12.6 Authority of Persons Signing Agreement. Each Member represents and
              --------------------------------------
warrants to the other Members that it is duly authorized to enter into this Agreement and that the Agreement is valid, binding and enforceable as to it. If a Member is not a natural person, neither the Company nor any Member will: (a) be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such Person or to determine any fact or circumstance bearing upon the existence of the authority of such individual; or (b) be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such Person.

         12.7  Parties in  Interest.  Except as  expressly  provided in the Act,
               --------------------
nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any other Person to any party to this Agreement, nor shall any provision give any other Person any right of subrogation or action over or against any party to this Agreement.

         12.8 Notices.  All notices  required to be given to any party hereunder
              -------
shall be deemed given upon the first to occur of: (a) either (i) five days after deposit thereof in the United States mail, certified mail, First Class postage prepaid or (ii) forty-eight (48) hours after delivery to an aviation express delivery service; and transmittal by confirmed electronic means (with a copy sent by regular United States mail) to a receiver under the control of the party to whom notice is being given; or (b) actual receipt by the party to whom notice is being given or, in the case of an entity, an employee or agent of thereof. For purposes hereof, the addresses of the parties are as set forth on Schedule I
                                                                      ----------
hereof or as may otherwise be specified from time to time in a writing sent to the other parties in accordance with the provisions of this Section.

         12.9  Amendments  and Waivers.  The provisions of this Agreement may be
               -----------------------
waived, altered, amended, or repealed in whole or in part only upon the written consent of the Members as provided in Section 4.9. Any waiver of any of the terms hereof shall only be valid and effective in the instance given and shall not be valid or effective in any other instance. No waiver of any of the terms hereof shall require or imply that a like waiver will be made in any other instance(s). Copies of all proposed waivers or amendments to this Agreement or the Certificate shall be delivered to all Members 3 days prior to their becoming effective.

         12.10 Severability of Provisions.  If any one or more of the provisions
               --------------------------
contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provision(s) shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12.11 Successors and Assigns. Subject to the provisions hereof relating
               ----------------------
to transferability, this Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         12.12  Counterparts;  Amendment and  Restatement;  Effectiveness.  This
                ---------------------------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an original executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as manual delivery of an original executed original counterpart of this Agreement, and any party delivering such an original executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver an original executed counterpart of this Agreement to such other party by mail or personal delivery, provided that the failure to so deliver such
                                 --------
original executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement. This Agreement shall become effective as of the date first written above upon the execution and delivery of a counterpart hereof by each of Point West, Janes, Kahn, and Michael London, an individual.

         12.13 Legal Counsel and Representation; Accountants. The parties hereto
               ---------------------------------------------
have agreed to the preparation of this Agreement by Giancarlo & Gnazzo, A Professional Corporation, counsel for Point West, notwithstanding any conflict of interest(s) that may exist between or among any of the other parties hereto or the Company. Each Member who is a party hereto and not represented by Giancarlo & Gnazzo, A Professional Corporation, further acknowledges that such Person has been advised to seek advice of such Person's own independent counsel regarding the transactions contemplated herein and has either done so or voluntarily and knowingly elected not to seek such advice. Each such Person further acknowledges that this Agreement and any other agreements, documents, and instruments referenced herein may have tax consequences for such Person and that such Person has been advised to seek advice of independent accountants or other tax advisors as to such matters and has either done so or voluntarily and knowingly elected not to seek such advice.

         12.14 Ambiguities.  The parties have carefully read all of the terms of
               -----------
this Agreement and all of the agreements attached hereto and have had an opportunity to ask questions regarding the language used therein and to suggest changes thereto. Therefore, the parties waive any rule of construction that ambiguities are to be construed more harshly against any party as drafter.

         12.15 Fees, Costs, and Expenses;  Recovery. The prevailing party in any
               ------------------------------------
action, proceeding or arbitration arising out of or related to this Agreement or any agreement, document, or instrument referred to herein, shall be entitled to reasonable fees, costs, and expenses (including reasonable attorneys' fees, costs, and expenses) incurred by or on behalf of such Person in connection with such action or proceeding, as determined by the court or arbitrator(s).

         12.16 Complete Agreement. This Agreement and the Certificate constitute
               ------------------
the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements, representations, or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate will be binding on the Members or have any force or effect whatsoever. To the extent that any provision of the Certificate conflicts with any provision of this Agreement, the Certificate shall control.

         12.17  Confidential  Information.  Each Member and the  Manager  hereby
                -------------------------
agrees that all customer lists, trade secrets, and proprietary methods or information of the Company and any other information designated as confidential by the Manager or the management of the Company (collectively, the "Company Confidential Information"), as well as all similar information received by the Company, the Manager or the Members from customers of the Company (collectively, the "Customer Confidential Information" and, together with the Company Confidential Information, the "Confidential Information"), shall be kept in strict confidence and that no such Person shall disclose, directly or indirectly,  any  Confidential  Information  to any Person or use,  directly  or indirectly, any Confidential Information, in each case for any purpose whatsoever; provided that the foregoing shall not apply to: (a) any Confidential
            --------
Information that is generally available to the public other than by a breach of this Agreement; (b) any Confidential Information rightfully received by the recipient from a third party who is lawfully in possession of the same and who is not subject to a confidentiality or nonuse obligation with respect to that information; (c) any Confidential Information independently developed by the recipient or its personnel, provided that the person or persons developing such
                             --------
information have not had access to the information as received from the disclosing party; and (d) any Confidential Information already known to the recipient prior to its first receipt from the disclosing party. Notwithstanding the foregoing restrictions, the Manager and each Member may use and/or disclose (as applicable) any Confidential Information (i) to its independent auditors and attorneys; (ii) to any regulatory authority having jurisdiction over it; (iii) pursuant to order or legal process of any court or governmental agency; and (iv) in connection with any legal action to which it is a party arising out of or relating to this Agreement.

         12.18  Reasonable  Determinations.   Each  determination  permitted  or
                --------------------------
required by the Manager shall be made by the Manager reasonably in light of the Manager's duties to the Company and then present circumstances.

         12.19 Legal  Determinations.  In connection with matters  pertaining to
               ---------------------
this Agreement that require a Member to act or not act in order to remain in compliance with certain applicable laws (including prohibitions against a Member effecting adverse tax consequences on other Members), the Manager shall make a determination as to whether such action or lack of action complies with this Agreement. If the Manager has reasonable doubts about such compliance, the Manager may require the relevant Member to provide, at such Member's sole cost and expense, a legal opinion in form and substance reasonably satisfactory to the Manager to the effect that such action or lack of action complies with the requirements of this Agreement. The Manager, however, is not required to rely solely upon such opinion in making its determination, especially in a case where the Manager has reasonable grounds to believe that such opinion does not adequately assure or address whether the Member will be in compliance with the requirements of this Agreement.

         12.20 Arbitration.  ANY CONTROVERSY OR CLAIM BETWEEN THE PARTIES HERETO
               -----------
ARISING OUT OF OR RELATING TO THIS  AGREEMENT  OR ANY  TRANSACTION

CONTEMPLATED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE CONSTRUCTION OR APPLICATION OF ANY OF THE TERMS, COVENANTS, OR CONDITIONS OF THIS AGREEMENT, SHALL, ON WRITTEN REQUEST OF ONE PARTY SERVED UPON THE OTHER, BE SUBMITTED TO FINAL AND BINDING ARBITRATION GOVERNED BY THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR SHALL MAKE THE DETERMINATION AS TO WHETHER THE CONTROVERSY IS SUBJECT TO THIS ARBITRATION PROVISION; IN ADDITION, THE ARBITRATOR SHALL HAVE THE POWER TO ISSUE INJUNCTIVE RELIEF. THE ARBITRATION SHALL TAKE PLACE IN THE CITY OF RENO, NEVADA, AND SHALL BE CONDUCTED BY ONE (1) ARBITRATOR. EACH OF THE PARTIES SPECIFICALLY ACKNOWLEDGES THAT EACH OTHER PARTY IN SUCH ARBITRATION SHALL HAVE THE RIGHT TO DISCOVERY. ARBITRATION SHALL BE THE EXCLUSIVE REMEDY OF EACH OF THE PARTIES HEREUNDER AND ANY AWARD OF THE ARBITRATOR(S) SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO. JUDGMENT UPON THE ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.

         12.21 Governing Law. THIS AGREEMENT AND ALL  TRANSACTIONS  CONTEMPLATED
               -------------
HEREUNDER OR EVIDENCED HEREBY SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         IN WITNESS WHEREOF, all of the Members of the Company have executed this Agreement as of the date first written above.


                                              POINT WEST CAPITAL CORPORATION,
                                               a Delaware corporation


                                              By:      /s/ ALAN B. PERPER
                                              --------------------------------
                                              Name:    ALAN B. PERPER
                                              Title:   President





                                              By:      /s/ Robert M. Janes
                                              --------------------------------
                                              ROBERT M. JANES, An individual


                                              By:      /s/ Paul  Kahn
                                              --------------------------------
                                              PAUL KAHN, an individual



                                              By:      /s/ Michael London
                                              --------------------------------
                                              MICHAEL LONDON, an individual